Pursuant to Rule 424(c), Registration Statement No. 33-89676
                   Supplement to Prospectus Dated May 1, 1997
                          Supplement Dated May 1, 1997


         The Guaranteed Maturity Annuity being offered to you pursuant to this prospectus imposes no sales charges upon receipt by us of premiums. However, a surrender charge will be imposed upon a full or partial surrender, calculated at 6% of the Gross Surrender Value deemed to be a liquidation of premiums, if the surrender or partial surrender is effected within six years of the premium payment. Amounts taken under the free withdrawal privilege are not considered a liquidation of premium. See "Surrender Charge" in the accompanying prospectus for further details.
GMA-SUPP (5/97)